                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Filed by a Party other than the Registrant [ ]

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[ ] Preliminary Proxy Statement                [ ] Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Encore Acquisition Company
                (Name of Registrant as Specified in Its Charter)
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and o-11.

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2)       Aggregate number of securities to which transaction applies:

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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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         Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

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

                           ENCORE ACQUISITION COMPANY
                                777 MAIN STREET
                                   SUITE 1400
                            FORT WORTH, TEXAS 76102

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Encore Acquisition Company:

     Notice is hereby given that the Annual Meeting of Stockholders of Encore Acquisition Company (the "Company") will be held in the Derrick I Room at the Petroleum Club, 777 Main Street, 39th floor, Fort Worth, Texas 76102, on Tuesday, April 23, 2002, at 10:00 a.m. The Annual Meeting is being held for the following purposes:

          1. To elect seven directors, each for a term of one year; and

          2. To transact such other business as may properly come before the meeting.

     These proposals are described in the accompanying proxy materials. You will be able to vote at the Annual Meeting only if you were a stockholder of record at the close of business on March 1, 2002.

                                          By Order of the Board of Directors,

                                          /s/ JON S. BRUMLEY
                                          Corporate Secretary

Fort Worth, Texas
March 20, 2002

                             YOUR VOTE IS IMPORTANT

Please date, sign, and return the enclosed Proxy promptly to ensure that your shares are voted in accordance with your wishes and a quorum is present at the Annual Meeting. Instead of returning the paper proxy, you may vote over the telephone at 1-800-435-6710 or through the Internet by accessing http://www.eproxy.com/eac. To do so by either method, you will need the control numbers that are printed on your personalized proxy card.

                           ENCORE ACQUISITION COMPANY
                                777 MAIN STREET
                                   SUITE 1400
                            FORT WORTH, TEXAS 76102

                                PROXY STATEMENT
                      2002 ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 20, 2002

     The Board of Directors of Encore Acquisition Company (the "Board of Directors") requests your proxy for the Annual Meeting of Stockholders that will be held at 10:00 a.m., on Tuesday, April 23, 2002, in the Derrick I Room at the Petroleum Club, 777 Main Street, 39th floor, Fort Worth, Texas 76102 (the "Annual Meeting"). By granting the proxy, you authorize the persons named on the proxy card to represent you and vote your shares at the Annual Meeting. Those persons will also be authorized to vote your shares to adjourn the meeting from time to time and to vote your shares at any adjournments or postponements of the meeting.

     You may grant your proxy by signing, dating and returning the enclosed paper proxy card. Instead of returning the paper proxy, you may vote over the telephone or through the Internet. See "Internet and Telephone Voting."

     Telephone Voting. Use any touch-tone telephone to vote your proxy at 1-800-435-6710. Have your proxy card in hand when you call. You will be prompted to enter your control number, located on your proxy card, and then follow the directions given.

     Internet Voting. Use the Internet to vote your proxy by accessing http://www.eproxy.com/eac. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located on your proxy card, to create and submit an electronic ballot.

     If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper proxy. You may revoke the proxy at any time before it is exercised at the Annual Meeting by (i) delivering to the Secretary of Encore Acquisition Company (the "Company") a written notice of the revocation; (ii) signing and delivering to the Secretary of the Company a proxy with a later date; or (iii) submitting your vote with a later date by the telephone or the Internet. Your attendance at the Annual Meeting will not revoke the proxy unless you give written notice of revocation to the Secretary of the Company before the proxy is exercised, or you vote your shares in person.

     This Proxy Statement and the accompanying Notice of Annual Meeting and proxy are first being sent or given to stockholders of the Company on or about March 22, 2002.

                               QUORUM AND VOTING

     Voting Stock. The Company has one outstanding class of securities that entitles holders to vote generally at meetings of the Company's stockholders: common stock, par value $.01 per share. Each share of common stock outstanding on the record date is entitled to one vote.

     Record Date. The record date for stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 1, 2002. As of the record date, 30,029,961 shares of common stock were outstanding and entitled to be voted at the Annual Meeting.

     Quorum and Adjournments. The presence, in person or by proxy, of the holders of a majority of the votes eligible to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

     If a quorum is not present, the stockholders entitled to vote who are present in person or by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

     Vote Required. Directors will be elected by a plurality of the votes present, or presented by proxy, and entitled to be voted at the Annual Meeting. An automated system that the Company's transfer agent administers will tabulate the votes. Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. Brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote (a "broker non-vote") on non-discretionary items absent instructions from the beneficial owner. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. Both abstentions and broker non-votes will not have any effect on the outcome of voting on director elections.

     Default Voting. A Proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the Proxy. If you properly complete and return a Proxy, but do not indicate any contrary voting instructions, your shares will be voted as follows:

     - FOR the election of the seven persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors.

If any other business properly comes before the stockholders for a vote at the meeting, your shares will be voted in accordance with the discretion of the holders of the Proxy. The Board of Directors knows of no matters, other than the election of directors, to be presented for consideration at the Annual Meeting.

                                    ITEM ONE

                             ELECTION OF DIRECTORS

     The Board of Directors has nominated the following persons for election as directors of the Company with their terms to expire at the annual meeting of stockholders in 2003 when their successors are elected and qualified:

                                 I. Jon Brumley
                                 Jon S. Brumley
                               Arnold L. Chavkin
                                Howard H. Newman
                                 Ted A. Gardner
                                Ted Collins, Jr.
                               James A. Winne III

     These nominees are currently serving as directors of the Company. Their biographical information is contained under the caption "Directors and Executive Officers."

     The Board of Directors has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, either the number of the Company's directors will be reduced or the persons acting under the Proxy will vote for the election of a substitute nominee that the Board of Directors recommends.

     The Board of Directors recommends that stockholders vote FOR the election of each of the nominees.

DIRECTORS AND EXECUTIVE OFFICERS

     After the Annual Meeting, assuming the stockholders elect the nominees of the Board of Directors as set forth in "Item One -- Election of Directors," the Board of Directors and executive officers of the Company will be:

NAME                                   AGE                      POSITION
----                                   ---                      --------
I. Jon Brumley.......................  62    Chairman of the Board, President, Chief
                                             Executive Officer and Director
Jon S. Brumley.......................  31    Executive Vice President -- Business
                                             Development, Secretary and Director
Gene R. Carlson......................  48    Executive Vice President -- Operations
Morris B. Smith......................  57    Executive Vice President and Chief Financial
                                             Officer
Robert S. Jacobs.....................  40    Senior Vice President -- Asset Management
Donald P. Gann, Jr...................  40    Senior Vice President -- Production
Arnold L. Chavkin....................  50    Director
Howard H. Newman.....................  54    Director
Ted A. Gardner.......................  44    Director
Ted Collins, Jr......................  54    Director
James A. Winne III...................  50    Director

     The members of the Board of Directors each serve a term of one year. The members are reelected each year at the Annual Meeting of shareholders.

     Executive officers serve at the discretion of the Board of Directors.

     Set forth below is biographical information about each of the Company's directors and executive officers named above.

          I. Jon Brumley, 62, has been the Chairman, President, Chief Executive Officer and Director since inception in April 1998. From August 1996 until April 1998, Mr. Brumley was Chairman and Chief Executive Officer of Pioneer Natural Resources Company. Currently, Mr. Brumley serves as Director of Hanover Compressor Company. Mr. Brumley holds a BBA from the University of Texas and a MBA from the University of Pennsylvania Wharton School of Business. He is the father of Jon S. Brumley.

          Jon S. Brumley, 31, has been the Executive Vice President -- Business Development and Secretary since inception in April 1998 and has served as Director since November 2001. He also served as a director of the Company from April 1998 to May 2001. Prior to joining Encore, Mr. Brumley held the position of Manager of Commodity Risk and Commercial Projects for Pioneer Natural Resources Company. He was with Pioneer since its creation by the merger of MESA and Parker & Parsley in August 1997. Before the merger, he served as Director -- Business Development for MESA. Mr. Brumley holds a Bachelor of Business Administration in Marketing from the University of Texas. He is the son of I. Jon Brumley.

          Gene R. Carlson, 48, has been the Executive Vice President -- Operations since inception in April 1998. He became Corporate Development Manager for Duncan Oil in July 1996 and served in that capacity until joining Encore. Mr. Carlson is a 1974 graduate of Texas A&M University and holds a Bachelor of Science degree in Mechanical Engineering.

          Morris B. "Sam" Smith, 57, has served as Executive Vice President, Treasurer and Chief Financial Officer since August 2000. Prior to joining Encore, Mr. Smith held the position of Vice President of Finance and Chief Financial Officer for Union Pacific Resources Group, Inc. Mr. Smith held this position since the spin-off of Union Pacific Resources Group from Union Pacific Corporation in October 1996. Mr. Smith is a graduate of McMurry University located in Abilene, Texas and holds a Bachelor of Business Administration degree in Accounting. He also completed the Advanced Management Program/

     International Senior Management Program at Harvard Business School. He is a Certified Public Accountant.

          Robert S. Jacobs, 40, has been the Senior Vice President -- Asset Management since September 2001. He served the Company as Senior Geologist from August 1998 until August 1999 and Vice President -- Geology from August 1999 until September 2001. Mr. Jacobs worked as an exploration and development geologist for Bass Enterprises Production Company from 1986 until joining Encore in 1998. He received his B.S. in Geology from Duke University in 1984 and his M.S. in Geology from North Carolina State University in 1986. Mr. Jacobs is a Certified Petroleum Geologist.

          Donald P. Gann, Jr., 40, has been the Senior Vice
     President -- Production since February 2002. He served the Company as Senior Engineer from August 1998 until June 1999, Production Manager from June 1999 until January 2001 and Vice President -- Production from January 2001 until February 2002. Prior to joining Encore, Mr. Gann was a Senior Engineer at Mitchell Energy Corporation from July 1984. Mr. Gann graduated with a Bachelor of Science degree in Petroleum Engineering from the University of Texas in 1984 and is a Registered Professional Engineer.

          Arnold L. Chavkin, 50, has served as Director since August 1998. Mr. Chavkin is an executive partner of JP Morgan Partners, an affiliate of JP Morgan Chase Bank, and has served in such capacity for more than the past five years. Mr. Chavkin is a Certified Public Accountant. He received his B.A. and M.B.A. degrees from Columbia University. Mr. Chavkin is a director of American Tower Corporation, Better Minerals & Aggregates, Carrizo Oil & Gas, Inc., Crown Media Holdings, Inc., HDFC Bank, R&B Falcon Corporation, and Triton PCS, Inc. He serves on the Advisory Investment Boards of Richina Group, the India Private Equity Fund and the Asia Development Partners Fund.

          Howard H. Newman, 54, has served as Director since August 1998. Mr. Newman has been employed by Warburg Pincus LLC since January 1984 and has been a partner of Warburg, Pincus & Co. since January 1987. Mr. Newman holds Bachelor of Arts and Master of Arts degrees in economics from Yale University and a Ph.D. degree in Business-Economics from Harvard University. At Warburg Pincus, Mr. Newman is currently Vice Chairman and a member of its Operating, Compensation and Investment Policy Committees. He is also a director of ADVO, Inc., Cox Insurance Holdings, Plc., EEX Corporation, Newfield Exploration Company, Spinnaker Exploration Company and several privately held companies. He also serves as Vice Chairman of the Yale Alumni Fund.

          Ted A. Gardner, 44, has been a Director since May 2001. Mr. Gardner has been a Managing Partner of Wachovia Capital Partners (formerly First Union Capital Partners) and a Senior Vice President of Wachovia Corporation (formerly First Union Corporation) since 1990. Mr. Gardner holds a Bachelor of Arts degree in Economics from Duke University in 1979. In 1983, he earned his J.D. and Master of Business Administration from the University of Virginia. He currently serves on the Board of Directors and compensation committee of Kinder Morgan, Inc.

          Ted Collins, Jr., 54, has been a Director since May 2001. From 1988 to present, Mr. Collins has been president of Collins & Ware, Inc., an independent oil and gas exploration and production company. Mr. Collins is a past President of the Permian Basin Petroleum Association, the Permian Basin Landmen's Association, Midland Petroleum Club and serves as Chairman of the Midland Wildcat Committee. He graduated from the University of Oklahoma with a B.S. in Geological Engineering. Mr. Collins serves on the Board of Directors of Hanover Compressor Company, Chaparral Resources, Inc. and Energy Transfer Co. He is also a member of the compensation committee of Hanover Compressor Company. He is an active board member on the Midland Metropolitan YMCA Board, the University of Oklahoma Sarkey's Energy Center and the University of Texas Development Board.

          James A. Winne III, 50, has been a Director since May 2001. Mr. Winne is a registered land professional with 26 years of experience in the oil and gas industry. He was employed by North Central Oil Corporation for 18 years and was President and CEO from September 1993 until the sale of the Company in March 2001. After attending the University of Houston, he started his career as an independent landman and also worked at Tomlinson Interest, Inc. and Longhorn Oil and Gas before joining the North Central's land department in January 1983. He is currently President and CEO of Legend Natural Gas, LP and also serves on the Board of Directors of PI Corp. and Windward Oil and Gas.

MEETINGS AND COMMITTEES OF DIRECTORS

     The Board of Directors of the Company held three meetings during 2001. Every Director attended all Board of Directors meetings for 2001, and every Director attended all meetings of their respective committees for 2001.

     The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee.

     Information regarding the functions performed by the Audit Committee and its membership is set forth in the "Audit Committee Report" and the "Audit Committee Charter" included in this Proxy Statement. The Audit Committee held two meetings during 2001. The members of the Audit Committee are Messrs. Gardner (Chairman), Collins and Winne.

     The Compensation Committee periodically reviews the compensation, employee benefit plans and other benefits paid to or provided for officers of the Company and approves the annual salaries, bonuses and stock option awards of the Company's officers. The members of the Compensation Committee are Messrs. Winne (Chairman), Chavkin, Newman and Collins. The Compensation Committee held one meeting during 2001. See "Compensation Committee Report on Executive Compensation" included in this Proxy Statement for additional information.

COMPENSATION OF DIRECTORS

     Each director who is not an employee of the Company or an employee, affiliate, or associate of any entity that owns in excess of 2.5% of the Company's issued and outstanding common stock, receives fees of $20,000 per year, plus $2,000 per Board meeting attended and $1,000 per committee meeting attended. Each member of the Board of Directors of the Company is reimbursed for all expenses of attending meetings. Executive officers of the Company do not receive additional compensation for serving on the Board of Directors.

     Non-employee directors are eligible to receive awards under the Company's 2000 Incentive Stock Plan (the "Plan"). The Board of Directors determines the form (or combination of forms) of awards each year, based on the economic and other circumstances at the time and based on its view of which awards will best align the interests of the stockholders and the directors.

     On May 4, 2001, Messrs. Winne and Collins each received stock option awards covering 2,000 shares of common stock with an exercise price of $13.47, which was the closing sale price on the New York Stock Exchange on that date for a share of common stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of March 1, 2002, regarding the ownership of the Company's common stock by (a) all persons known by the Company to be beneficial owners of more than five percent of such stock,
(b) each director and nominee for director of the Company, (c) each of the executive officers of the Company named in the Summary Compensation Table below, and (d) all directors and executive officers of the Company as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

                                                              SHARES BENEFICIAL   PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                             OWNED(A)(B)      OF CLASS
------------------------------------                          -----------------   --------
Warburg, Pincus Equity Partners L.P.(1).....................      9,613,300         32.0%
  466 Lexington Avenue
  New York, New York 10017
J.P. Morgan Partners (SBIC), LLC(2).........................      6,866,643         22.9%
  1221 Avenue of the Americas
  New York, New York 10020-1080
T. Rowe Price Associates, Inc.(3)...........................      2,285,600          7.6%
  100 East Pratt Street
  Baltimore, Maryland 21202
Natural Gas Partners V, L.P.................................      2,034,993          6.9%
  125 E. John Carpenter Freeway
  Irving, Texas 75062
I. Jon Brumley(4)...........................................      1,694,948          5.7%
Jon S. Brumley..............................................        376,635          1.3%
Gene R. Carlson.............................................        138,340            *
Robert S. Jacobs............................................         78,039            *
Morris B. Smith.............................................         70,668            *
Ted Collins, Jr.............................................         67,500            *
Ted A. Gardner..............................................          2,000            *
Howard H. Newman(1).........................................      9,613,300         32.0%
Arnold L. Chavkin(2)........................................      6,866,643         22.9%
All executive officers and directors as a group.............     18,957,563         63.1%

---------------

 *  Represents beneficial ownership of less than 1%.

(a) Includes common stock for which the indicated owner has sole or shared voting or investment power.

(b) Included in the table are shares issuable within 60 days of March 1, 2002, to Mr. I. Jon Brumley (17,000), Mr. Jon S. Brumley (17,000), Mr. Carlson (17,000), Mr. Jacobs (6,667), Mr. Smith (20,000) and all executive officers and directors as a group (84,334) upon the exercise of stock options granted pursuant to the Company's 2000 Incentive Stock Plan.

(1) These shares are owned by Warburg, Pincus Equity Partners, L.P., a Delaware limited partnership, and three related limited partnerships. The sole general partner of Warburg, Pincus Equity Partners, L.P. is Warburg, Pincus & Co., a New York general partnership, and Warburg Pincus LLC, a New York limited liability company, manages Warburg, Pincus Equity Partners, L.P. Lionel I. Pincus is the managing member of Warburg Pincus LLC and the managing partner of Warburg, Pincus & Co. and may be deemed to control both entities. Each of Warburg, Pincus Equity Partners, L.P., Warburg, Pincus & Co. and Warburg Pincus LLC share the power to vote and dispose of 9,613,300 shares. This information was obtained from the beneficial owner's Schedule 13G Report filed with the Securities and Exchange Commission on February 12, 2002. Mr. Newman, a director of the Company, is a managing director and member of Warburg Pincus LLC and a general partner of Warburg, Pincus & Co. All shares owned by

Mr. Newman are included because of his affiliation with the Warburg Pincus entities. Mr. Newman disclaims beneficial ownership of the shares owned by Warburg, Pincus Equity Partners, L.P.

(2) These shares are owned by J.P. Morgan Partners (SBIC), LLC, a Delaware limited liability company (formerly known as Chase Venture Capital Associates, L.L.C.). J.P. Morgan Partners (SBIC), LLC has the sole power to vote and dispose of 6,866,643 shares. Mr. Chavkin is an Executive Vice President of J.P. Morgan Partners (SBIC), LLC and an Executive Vice President of the general partner of the general partner of J.P. Morgan Partners (SBIC), LLC. This information was obtained from the beneficial owner's Schedule 13G Report filed with the Securities and Exchange Commission on February 11, 2002. In the foregoing capacities, Mr. Chavkin may be deemed to have shared voting and dispositive power with respect to the shares owned by J.P. Morgan Partners (SBIC), LLC, and the shares are shown in the table as being owned by Mr. Chavkin. However, Mr. Chavkin disclaims beneficial ownership of the shares owned J.P. Morgan Partners
    (SBIC), LLC.

(3) T. Rowe Price Associates, Inc., an investment adviser registered under
    Section 203 of the Investment Advisers Act of 1940, is deemed the beneficial owner of the shares. T. Rowe Price Associates, Inc. has the sole voting power of 360,400 shares and the sole disposition power of 2,285,600 shares.
    T. Rowe Price Associates, Inc. expressly denies beneficial ownership of the shares. This information was obtained from the beneficial owner's Schedule 13G Report and Schedule 13G/A Report filed with the Securities and Exchange Commission on February 12, 2002 and February 20, 2002.

(4) Two limited partnerships own a total of 1,677,948 shares. Mr. Brumley is the sole officer, director and shareholder of the corporation that is the sole general partner of each of the partnerships. Accordingly, Mr. Brumley has sole voting and dispositive power with respect to such shares.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange (the "NSYE") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such persons are required by the Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Additionally, Commission regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and with respect to fiscal 2001.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during and with respect to fiscal 2001, all Section 16(a) filing requirements applicable to its officers, directors and more than 10 percent stockholders were complied with, except that each of Messrs. Gann, Jacobs and Reeves failed to file his Form 3 on a timely basis, and each of Messrs. Jacobs and Collins failed to file a Form 4 on a timely basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There were no transactions since the beginning of the last fiscal year between us and our officers, directors and stockholders owning more than 5% of the outstanding shares of common stock, in which the amount involved exceeded $60,000. In addition, there are no currently proposed transactions, or series of similar transactions, to which the Company was or is to be a party.

                            MANAGEMENT COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The compensation paid to the Company's executive officers generally consists of base salaries, annual bonuses, awards under the 2000 Incentive Stock Plan, and contributions to the Company's 401(k) retirement plan. The following table summarizes the total compensation for 2001 awarded to, earned by, or paid to the following persons:

                           SUMMARY COMPENSATION TABLE

                                                                  LONG TERM COMPENSATION AWARDS
                                                             ----------------------------------------
                                   ANNUAL COMPENSATION       RESTRICTED     SECURITIES     LONG-TERM     ALL OTHER
NAME AND                       ---------------------------      STOCK       UNDERLYING     INCENTIVE    COMPENSATION
PRINCIPAL POSITION             YEAR   SALARY($)   BONUS($)   AWARD(S)($)   OPTIONS(#)(A)   PAYOUTS($)      ($)(B)
------------------             ----   ---------   --------   -----------   -------------   ----------   ------------
I. Jon Brumley...............  2001    313,500    275,000           --        111,000              --      10,570
  Chairman, President, Chief
  Executive Officer
Jon S. Brumley...............  2001    198,550    100,000           --         91,000              --      10,440
  Executive Vice President --
  Business Development
Gene R. Carlson..............  2001    198,550    100,000           --         91,000              --      14,226(c)
  Executive Vice President --
  Operations
Morris B. Smith..............  2001    198,550     90,000           --        100,000              --      69,798(d)
  Executive Vice President,
  Chief Financial Officer,
  Treasurer
Kyle M. Schultz..............  2001    141,626         --           --         51,000              --     269,701(f)
  Executive Vice President --
  Exploitation(e)
Robert S. Jacobs.............  2001    132,867     52,059           --         50,000              --       8,368
  Senior Vice
    President -- Asset
  Management

---------------

(a) Securities Underlying Options represent options to purchase shares of the Company's common stock. The 2000 Incentive Stock Plan provides for employee and non-employee director awards in the form of stock options and restricted stock. As of December 31, 2001 none of the options granted under the 2000 Incentive Stock Plan were exercisable.

(b)  Includes Company 401(k) Plan contributions for each named officer in 2001.

(c) Includes $3,802 of compensation related to a reimbursement of tax payment for stock Mr. Carlson received in 2001.

(d) Includes $59,374 of compensation related to a reimbursement of tax payment for stock Mr. Smith received in 2001.

(e)  Mr. Schultz' employment was terminated September 17, 2001.

(f) In connection with Mr. Schultz' termination of employment, Mr. Schultz received $261,250 in severance payments paid during 2001 or accrued at December 31, 2001. Additionally, he was granted a SAR, exercisable at any time until March 18, 2002, whereby the Company will pay Mr. Schultz on the exercise date an amount equal to 51,000 multiplied by the difference between $14.00 and the closing price of the Company's common stock on the exercise date if such closing price is greater than $14.00. As of December 31, 2001, the value of the SAR was zero.

2000 STOCK INCENTIVE PLAN

     During 2000, the Company's Board of Directors approved the 2000 Incentive Stock Plan (the "Plan"). The purpose of the Plan is to attract, motivate, and retain selected employees of the Company and to provide the Company with the ability to provide incentives more directly linked to the profitability of the business and increases in shareholder value. The total number of shares reserved and available for distribution pursuant to the Plan is 1,802,000 shares. The Plan provides for the granting of incentive stock options, non-qualified stock options, and restricted stock at the discretion of the Company's Board of Directors, unless, and until, a Compensation Committee of the Board, or a committee or subcommittee, shall be designated by the Board to administer the Plan. All directors and full time regular employees of the Company and its subsidiaries and affiliates are eligible to be granted awards under the Plan.

     In accordance with the provisions of the Plan, during 2001, 936,000 incentive and non-qualified stock options were granted to employees and 4,000 incentive stock options were granted to non-employee directors. The Plan had 954,500 shares available for additional awards at December 31, 2001. All options were granted with a strike price equal to the market price on the date of grant. The options have a ten-year life and vest equally over a two or three-year period. The following table summarizes the number of options and their related weighted average strike prices for 2001:

                                                                              WEIGHTED
                                                              NUMBER OF       AVERAGE
                                                               OPTIONS      STRIKE PRICE
                                                              ---------     ------------
Outstanding at December 31, 2000............................        --         $   --
  Granted during 2001.......................................   940,000          13.49
  Forfeited during 2001.....................................   (92,500)(b)      14.00
                                                               -------
Outstanding at December 31, 2001(a).........................   847,500          13.44
                                                               =======

---------------

(a) None of the options outstanding at December 31, 2001 were exercisable. The options outstanding December 31, 2001 had strike prices ranging from $12.49 to $14.00 and had a weighted average remaining life of 9.4 years.

(b)  Includes 51,000 shares forfeited by Mr. Schultz in September 2001.

     The following table sets forth information about stock option grants made during 2001 to the named executive officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                   POTENTIAL REALIZED VALUE AT
                         NUMBER OF     % OF TOTAL                                    ASSUMED ANNUAL RATES OF
                         SECURITIES     OPTIONS      EXERCISE                       STOCK PRICE APPRECIATION
                         UNDERLYING    GRANTED TO    PRICE PER                             FOR OPTION
                          OPTIONS     EMPLOYEES IN     SHARE                       ---------------------------
NAME                      GRANTED         2001       ($/SHARE)   EXPIRATION DATE       5%             10%
----                     ----------   ------------   ---------   ---------------   -----------   -------------
I. Jon Brumley.........    51,000         5.4%         14.00        03/08/11        $448,800      $1,137,810
                           60,000         6.4%         12.60        10/23/11         475,200       1,204,800
Jon S. Brumley.........    51,000         5.4%         14.00        03/08/11         448,800       1,137,810
                           40,000         4.3%         12.60        10/23/11         316,800         803,200
Gene R. Carlson........    51,000         5.4%         14.00        03/08/11         448,800       1,137,810
                           40,000         4.3%         12.60        10/23/11         316,800         803,200
Morris B. Smith........    60,000         6.4%         14.00        03/08/11         528,000       1,338,600
                           40,000         4.3%         12.60        10/23/11         316,800         803,200
Kyle M. Schultz........    51,000         5.4%         14.00        03/08/11         448,800       1,137,810
Robert S. Jacobs.......    20,000         2.1%         14.00        03/08/11         176,000         446,200
                           30,000         3.2%         12.60        10/23/11         237,600         602,400

     The following table sets forth, for each named executive officer, information concerning the exercise of stock options during 2001, and the value of unexercised stock options as of December 31, 2001:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                            NUMBER OF SHARES OF
                                          COMMON STOCK UNDERLYING     VALUE OF UNEXERCISED IN-THE-
                                         UNEXERCISED STOCK OPTIONS         MONEY COMMON STOCK
                                             AT 12/31/01(#)(A)          OPTIONS AT 12/31/01($)(A)
                                        ---------------------------   -----------------------------
NAME                                    EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                                    -----------   -------------   ------------   --------------
I. Jon Brumley........................         --        111,000              --     42,600
Jon S. Brumley........................         --         91,000              --     28,400
Gene R. Carlson.......................         --         91,000              --     28,400
Morris B. Smith.......................         --        100,000              --     28,400
Robert S. Jacobs......................         --         50,000              --     21,300

---------------

(a) Shares included in the table are shares underlying stock options granted under the 2000 Incentive Stock Plan.

RETIREMENT PLAN

     The Company makes contributions to the Encore Acquisition Company 401(k) Plan, which is a voluntary and contributory plan for eligible employees. Our contributions, which are based on a percentage of matching employee contributions, totaled $0.4 million in 2001, $0.3 million in 2000, and $0.1 million in 1999.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") submits the following report with respect to the executive compensation program of the Company.

COMPENSATION PRINCIPLES AND PHILOSOPHY

          1. Base salaries should be at levels competitive with peer group companies that compete with the Company for acquisitions of similar size and quality.

          2. Annual bonus and stock option levels should reflect Company progress.

          3. The combination of salaries and bonuses should not be out of line when compared to competitive companies.

          4. The Company should encourage significant executive stock ownership through stock options.

     The Omnibus Budget Reconciliation Act of 1993 placed restrictions on the deductibility of executive compensation paid by public companies. Under the restrictions, the Company is not able to deduct compensation paid to any of the named executive officers in excess of $1,000,000 unless the compensation meets the definition of "performance based compensation" in the legislation. Non-deductibility could result in additional tax costs to the Company. While the Committee cannot assess with certainty how the Company's compensation program will ultimately be affected by this law, the Committee generally tries to preserve the deductibility of all executive compensation if it can do so without interfering with the Company's ability to attract and retain capable and highly motivated senior management.

  ELEMENTS OF COMPENSATION

     The elements of the compensation program the Committee administers for executive officers, including the Chief Executive Officer, consist of base salaries, annual bonuses, stock option awards, contributions to the

Company's 401(k) retirement plan, and miscellaneous perquisites. Base salaries, annual bonuses, and stock options are discussed separately below; however, the Committee considers the aggregate remuneration of executives when evaluating the executive compensation program.

     Base Salaries. An executive's base salary is viewed as a component of total compensation that is competitive with base salaries of companies that compete for similar size and quality of oil and natural gas acquisitions. The committee evaluates the base salaries of the Company's executive officers on the basis of competitive base salary data and consideration of each officer's duties and responsibilities. The committee views the named executives that report to the CEO as a team with diverse duties, but shared corporate results and goals.

     Annual Bonuses and Stock Option Grants. Each year the Committee reviews the progress of the Company. The Committee sets bonuses for the CEO and other named executives that report to the CEO as well as approve the bonuses for the entire Company.

     In setting executive bonuses and option grants, the Committee not only reviews the progress of the Company, but also considers competitive bonuses and options of the peer group. In awarding 2001 bonuses, the Committee reviewed the following criteria.

     - Growth Relative to Oil and Natural Gas Acquisition Market Conditions in 2001

     - Reserve Replacement

     - Cost of Reserve Replacement

     - Production Growth

     - Acquisition Opportunities Evaluated

     - Quality of Future Growth

     - Inventory of Future Growth

     - Operating Cost in Total and Per Barrel of Oil Equivalent

     - Hedging Implementation

     - Quality of Balance Sheet

     - Safety Record

     The Committee evaluates Company performance in light of oil and natural gas industry fundamentals and assesses how effectively management adapts to changing industry conditions and opportunities during the year in preparing itself to capitalize on opportunities in the future.

                                          Compensation Committee of the Board of
                                          Directors

                                          James A. Winne III, Chairman
                                          Arnold L. Chavkin
                                          Ted Collins, Jr.
                                          Howard H. Newman

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee. Prior to July 2001, compensation matters were addressed by our Board of Directors, on which each of Mr. I. Jon Brumley, Mr. Jon S. Brumley and Mr. Kyle M. Schultz served.

                             AUDIT COMMITTEE REPORT

     The Audit Committee's purpose is to assist the Board of Directors in its oversight of the Company's internal controls, financial statements and the audit process. The Board of Directors, in its business judgment, has determined that all members of the committee are independent as required under the listing standards of the New York Stock Exchange. The committee operates pursuant to a charter adopted by the Board of Directors. A copy of the current charter is attached to this Proxy Statement as Appendix A.

     Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, Arthur Andersen LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. The committee has also considered whether the performance of other non-audit services by the independent auditors is compatible with maintaining the auditors' independence and has discussed with the auditors the auditors' independence.

     Based on the reports and discussions described in this Report, and subject to the limitations on the roles and responsibilities of the committee referred to below and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. The committee and the board have also recommended the selection of the Company's independent auditors for the year 2001.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting for the Company and are not experts in auditor independence standards. Members of the committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that Arthur Andersen LLP is in fact independent.

                                          Audit Committee of the Board of
                                          Directors

                                          Ted A. Gardner, Chairman
                                          Ted Collins, Jr.
                                          James A. Winne III

                           COMPANY STOCK PERFORMANCE

     The following graph compares the Company's total stockholder return on common stock during the period from March 9, 2001 to December 31, 2001 with total stockholder return during the same period for the Independent Oil and Gas Index and the Standard and Poor's 500 Index, as prescribed by SEC rules. The Company's cumulative total stockholder return for the period from March 9, 2001 to December 31, 2001 represents results since the Company's initial public offering on March 9, 2001. The graph assumes that $100 was invested in common stock and each index on March 9, 2001 and that all dividends were reinvested.

              COMPARISON OF TOTAL RETURN SINCE MARCH 9, 2001 AMONG
          ENCORE ACQUISITION COMPANY, THE STANDARD & POOR'S 500 INDEX,
                     AND THE INDEPENDENT OIL AND GAS INDEX

                              [PERFORMANCE GRAPH]

- Assumes $100 invested on March 9, 2001 in stock or index, including reinvestment of dividends for the fiscal year ending December 31, 2001.

----------------------------------------------------------------------------------------------------------------------------------
                       03/31/01   04/30/01   05/31/01   06/30/01   07/31/01   08/31/01   09/30/01   10/31/01   11/30/01   12/31/01
----------------------------------------------------------------------------------------------------------------------------------
 Encore Acquisition
  Company                 87         99        109         79        100         98        103         89         93         92
 Standard & Poor's
  500 Index               94        101        102         99         98         92         84         86         92         93
 Independent Oil and
  Gas Index               93        101        101         91         91         86         77         84         79         82

                                 OTHER MATTERS

INDEPENDENT AUDITORS AND AUDITOR FEES

     Encore Acquisition Company retains Arthur Andersen LLP as its principal independent public accountants, as recommended by the Audit Committee and approved by the Board of Directors. Representatives of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement at the meeting should they desire to do so. During 2001, the Company incurred the following fees with Arthur Andersen LLP for the following service categories:

Audit.......................................................   $130,000
Financial information systems design and implementation.....         --
All other...................................................    209,000(i)

---------------

(i) "All other" consists of $74,000 in fees billed for tax compliance and tax consulting services and $135,000 in fees billed for preparation of the registration statement on Form S-1 related to our initial public offering.

                             STOCKHOLDER PROPOSALS

     For director nominations by a stockholder to be properly made at the Company's annual meeting of stockholders, stockholders must also comply with
Section 2.14 of the Second Amended and Restated By-Laws of the Company. Under
Section 2.14, a stockholder must submit to the Company, on a timely basis, a written notice setting forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner and (ii) the class or series and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner. For nominations to be properly made at an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year's annual meeting of the stockholders unless the date of the annual meeting is more than 30 days before or more than 90 days after such anniversary date. If the date of the annual meeting is more than 30 days before or more than 90 days after the anniversary date of the annual meeting, then the notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The person presiding at the annual meeting will determine whether business is properly brought before the meeting and will not permit the consideration of any business determined to have been improperly presented before the meeting.

     The Board of Directors will consider any nominee recommended by stockholders for election at the annual meeting of stockholders to be held in 2003 if that nomination is submitted in writing, not later than the close of business on January, 24, 2003, nor earlier than the close of business on December 23, 2002, to Corporate Secretary, Encore Acquisition Company, 777 Main Street, Suite 1400, Fort Worth, Texas 76102. Each submission must include a statement of the qualifications of the nominee, a notarized consent signed by the nominee evidencing a willingness to serve as a director, if elected, and a commitment by the nominee to meet personally with members of the Board of Directors.

     Any stockholder of the Company who desires to submit a proposal for action at the Company's annual meeting of stockholders for 2003 and wishes to have such proposal (a "Rule 14a-8 Proposal") included in the Company's proxy materials, must submit the Rule 14a-8 Proposal to the Company at its principal executive offices no later than November 20, 2002, unless the Company notifies the stockholders otherwise. Only those Rule 14a-8 Proposals that are timely received by the Company and proper for stockholder action (and otherwise proper) will be included in the Company's proxy materials.

     Any stockholder of the Company who desires to submit a proposal for action at the annual meeting of stockholders in 2003, but does not wish to have such proposal (a "Non-Rule 14a-8 Proposal") included in the Company's proxy materials, must submit such Non-Rule 14a-8 Proposal to the Company at its principal executive offices no later than February 19, 2003, unless the Company notifies the stockholders otherwise. If a Non-Rule 14a-8 Proposal is not received by the Company on or before February 19, 2003, then the Company intends to exercise its discretionary voting authority with respect to such Non-Rule 14a-8 Proposal. "Discretionary voting authority" is the ability to vote proxies that stockholders have executed and returned to the Company, on matters not specifically reflected in the Company's proxy materials, and on which stockholders have not had an opportunity to vote by proxy.

     Written requests for inclusion of any stockholder proposal should be addressed to Corporate Secretary, Encore Acquisition Company, 777 Main Street, Suite 1400, Fort Worth, Texas 76102. The Company recommends that any such proposal be sent by certified mail with return receipt requested.

                            SOLICITATION OF PROXIES

     Solicitation of Proxies may be made by mail, personal interview, telephone or other means by officers, directors and regular employees of the Company for which they shall receive no compensation in addition to their normal compensation. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record. The Company will reimburse the aforementioned forwarding expenses. The Company has engaged its transfer agent, Mellon Investor Services, to assist it in the production of proxy cards and envelopes, the mailing of proxy materials and the tabulation of proxy votes. The Company will reimburse Mellon Investor Services for costs related thereto, which are expected not to exceed $10,000.

                                STOCKHOLDER LIST

     In accordance with the Delaware General Corporation Law, the Company will maintain at its corporate offices in Fort Worth, Texas, a list of the stockholders entitled to vote at the Annual Meeting. The list will be open to the examination of any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for ten days before the Annual Meeting.

                                 ANNUAL REPORT

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2001, is being mailed to stockholders concurrently with this Proxy Statement and does not form part of the proxy solicitation material.

     A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the SEC, will be sent to any stockholder without charge upon request. Forward written requests to Investor Relations, Encore Acquisition Company, 777 Main Street, Suite 1400, Fort Worth, Texas 76102. Oral requests may be requested at telephone number (817) 877-9955. The Annual Report on Form 10-K is also available at the SEC's web site in its EDGAR database (www.sec.gov).

     Only a single copy of this Proxy Statement is being delivered to multiple stockholders sharing a common address unless the Company receives contrary instructions from such stockholders. Upon written or oral request to the Company's Investor Relations department at the address or telephone number provided above, the Company will deliver promptly a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of this Proxy Statement was delivered. By written or oral request to the same address, (i) a stockholder may direct a notification to the Company that the stockholder wishes to receive a separate annual report or proxy statement in the future, or (ii) stockholders who share an address and who are receiving delivery of multiple copies of the Company's annual reports or proxy statements can request delivery of only a single copy of these documents to their shared address.

                         INTERNET AND TELEPHONE VOTING

     For shares of stock that are registered in your name, you have the opportunity to vote through the Internet using a program provided by the Company's transfer agent, Mellon Investor Services. Votes submitted electronically through the Internet under this program must be received by 4:00 p.m., EST, on Monday, April 22, 2002. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Annual Meeting. The Company has been advised by counsel that the Internet voting procedures that have been made available through Mellon Investor Services are consistent with the requirements of applicable law.

     To vote through the Internet, please access http://www.eproxy.com/eac. Please have your proxy card in hand when you access the website. You will be prompted to enter the control number printed on your personalized proxy card.

     To vote using the telephone, use any touch-tone telephone to vote your proxy at 1-800-435-6710. Have your proxy card in hand when you call. You will be prompted to enter your control number, printed on your personalized proxy card, and then follow the directions given.

     If you vote your proxy by Internet or telephone, you do not need to mail back your proxy card.

     The Internet voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions, and to confirm that stockholders' instructions have been recorded properly. Stockholders giving proxies through the Internet are reminded that they must bear costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

                                     ******

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE OR TO VOTE THROUGH THE INTERNET OR TELEPHONE.

                                          By Order of the Board of Directors

                                          /s/ JON S. BRUMLEY
                                          Corporate Secretary

Fort Worth, Texas
March 20, 2002

                                                                      APPENDIX A

                           ENCORE ACQUISITION COMPANY

                            AUDIT COMMITTEE CHARTER
MISSION

     The mission of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Encore Acquisition Company ("Encore") shall be to:

     - Monitor the integrity of Encore's financial reporting process, systems of internal controls, and legal compliance.

     - Advise the Board as to selection and retention of Encore's independent auditor.

     - Serve as the Board's primary liaison with the independent auditor.

     - Oversee the independence and performance of the independent auditor.

     - Oversee management's responses to audit and examination findings.

COMPOSITION

     The Committee shall be comprised of three or more directors, as determined by the Board. Each Committee member shall at all times be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his independent judgment as a member of the Committee. In addition, each member shall meet the independence and financial literacy requirements of the New York Stock Exchange, and at least one member shall have accounting or related financial management expertise as determined in the judgment of the Board.

     Members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

RESPONSIBILITIES

     The Committee shall have the following responsibilities:

     - Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     - Evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor and, if so determined by the Committee in response to such reports, recommend that the Board take appropriate action to satisfy itself as to the independence of the auditor.

     - Discuss with the independent auditor the matters required to be discussed by SAS 61 -- Communication with Audit Committee.

     - Review and discuss the quality of the annual audited financial statements with management and the independent auditor, including major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls that could significantly affect Encore's financial statements. Based on this review, recommend inclusion of the financial statements in the Annual Report on Form 10-K to the Board.

     - Review and assess all potential conflicts of interest and material related party transactions of Encore and report findings to the Board.

     - Review with management and the independent auditor any management letter provided by the auditor and Encore's responses to items in that letter.

     - Meet quarterly with management and the independent auditor to review and discuss the quality of the quarterly financial statements prior to the filing of Form 10-Q.

     - At least once per year, the Committee shall meet with the independent auditor and the Chief Financial Officer in separate executive sessions to discuss matters that either believes should be discussed privately with the Committee.

     - Review major changes to Encore's accounting principles and practices as suggested by the independent auditor or management.

     - As the Committee deems appropriate, meet with management to discuss significant financial risk exposures facing the Company and to discuss the steps that management has taken to monitor and alleviate these risks.

     - As the Committee deems appropriate, retain independent counsel and other professionals to assist the Committee in carrying out its responsibilities.

     - Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee's work.

     - Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     - Review and approve the required stock exchange certification as to the requirements of Committee members.

     - Recommend to the Board the selection of the independent auditor, evaluate the independent auditor and, where appropriate, recommend the replacement of the independent auditor; with the understanding that the independent auditor shall be ultimately accountable to the Committee and to the Board and that the Board and the Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor.

     It is not the responsibility of the Committee to plan or conduct audits, or to determine whether Encore's financial statements are presented fairly in all material respects in accordance with accounting principles generally accepted in the United States. This is responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and Encore's policies and procedures.

                                                                      Appendix B

                                     PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           ENCORE ACQUISITION COMPANY

The undersigned hereby appoints I. Jon Brumley, Jon S. Brumley, and Morris B. Smith, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Encore Acquisition Company Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held April 23, 2002 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION     Please mark
IS INDICATED, WILL BE                                        your votes as
VOTED "FOR" THE ELECTION OF DIRECTORS.                       indicated in   [X]
                                                             this example


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.

1. ELECTION OF DIRECTORS -

                                                                      WITHHELD
               Nominees:                        FOR                    FOR ALL

               01     I. Jon Brumley
               02     Jon S. Brumley
               03     Arnold L. Chavkin         [ ]                      [ ]
               04     Howard H. Newman
               05     Ted A. Gardner
               06     Ted Collins, Jr.
               07     James A. Winne III

Withheld for the nominees you list below: (Write that nominee's name in the space provided below.)


------------------------------------

                                    Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                    Dated:                            , 2002
                                          ----------------------------

                                    ----------------------------------------
                                                    Signature

                                    ----------------------------------------
                                            Signature if held jointly


                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 4PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

                                    INTERNET
                            http://www.eproxy.com/eac

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    TELEPHONE
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      MAIL

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope


               If you vote your proxy by Internet or by telephone,
                  you do NOT need to mail back your proxy card.